                                                                  EXHIBIT 4.5









                  PACKAGING CORPORATION OF AMERICA THRIFT PLAN
                              FOR HOURLY EMPLOYEES

                           EFFECTIVE FEBRUARY 1, 2000

                  PACKAGING CORPORATION OF AMERICA THRIFT PLAN
                              FOR HOURLY EMPLOYEES

                           EFFECTIVE February 1, 2000

                                TABLE OF CONTENTS


ARTICLE I - DEFINITIONS......................................................................1

ARTICLE II - PARTICIPATION...................................................................9
         2.1      Enrollment in Plan.  ......................................................9
         2.2      Reenrollment...............................................................9
         2.3      Transfer to a Related Entity or Change in Employment Status...............10

ARTICLE III - SALARY DEFERRAL CONTRIBUTIONS.................................................11
         3.1      Authorization of Contributions............................................11
         3.2      Maximum Amount of Salary Deferral Contributions...........................11
         3.3      Variation, Discontinuance and Resumption of Contributions.................12
         3.4      Limitation on Salary Deferral Contributions...............................12
         3.5      Definitions...............................................................13
         3.6      Rollover Contributions....................................................14

ARTICLE IV - Company Contributions..........................................................15
         4.1      Matching Company Contributions............................................15
         4.2      Limitation on Matching Company Contributions..............................15
         4.3      Two or More Plans.........................................................16
         4.4      Multiple Use of Alternative Limitation....................................16
         4.5      Limitation on Contributions and Benefits..................................17
         4.6.     Top-Heavy Requirements....................................................18

ARTICLE V - VESTING AND SETTLEMENT OF ACCOUNTS..............................................19
         5.1      Vesting...................................................................19
         5.2      Payment of Accounts.......................................................19
         5.3      Commencement of Benefits..................................................20
         5.4      Payment upon Death of Participant.........................................21
         5.5      Reemployment..............................................................21
         5.6      Missing Participants......................................................22

ARTICLE VI - WITHDRAWALS AND LOANS..........................................................24
         6.1      In-Service Withdrawals....................................................24
         6.2      Loans.....................................................................24
         6.3      Asset Values..............................................................25
         6.4      Termination Prior to Distribution.........................................25
         6.5      Withdrawals by Alternate Payees...........................................25



                                        i

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
         6.6      Hardship Withdrawals......................................................25

ARTICLE VII - ADMINISTRATION................................................................28
         7.1      Named Fiduciary...........................................................28
         7.2      Benefits Administration Committee.........................................28
         7.3      Powers.  .................................................................29
         7.4      Duties.  .................................................................30

ARTICLE VIII - INVESTMENT OF TRUST FUNDS....................................................32
         8.1      Investment Committee......................................................32
         8.2      Powers and duties.........................................................32
         8.3      Designation of Investment Options by Participants.........................33
         8.4      Rules Governing Investments.  ............................................33
         8.5      Delegation................................................................36
         8.6      Standard of Care..........................................................36
         8.7      Compensation..............................................................37
         8.8      Notification..............................................................37

ARTICLE IX - FUNDING........................................................................38
         9.1      Employer Contribution Irrevocable.........................................38
         9.2      Exceptions to Irrevocability..............................................38

ARTICLE X - EXPENSES OF THE PLAN............................................................39
         10.1     Administrative Expenses...................................................39
         10.2     Other Expenses.  .........................................................39

ARTICLE XI - TRUSTEE........................................................................40
         11.1     Appointment...............................................................40
         11.2     Powers and Duties.........................................................40
         11.3     Successor Trustee.........................................................40
         11.4     Use of Trust Funds........................................................40
         11.5     Incorporation of Trust Agreement..........................................41

ARTICLE XII - AMENDMENT AND TERMINATION OF PLAN AND MERGER..................................42
         12.1     Amendment of Plan.........................................................42
         12.2     Termination of Plan.......................................................42
         12.3     Merger of Plan and Transfer of Assets.....................................43

ARTICLE XIII - MISCELLANEOUS................................................................44
         13.1     Rights Not Assignable.....................................................44
         13.2     Plan Not a Contract of Employment.........................................44
         13.3     Agent for Service of Process..............................................44
         13.4     Controlling Law...........................................................45
         13.5     Facility of Payment.......................................................45
         13.6     Eligible Rollover Distribution............................................45


                                       ii

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
         13.7     Qualified Military Service................................................46
         13.8     Loan Repayments During Military Service...................................46

ARTICLE XIV - RELATED ENTITIES..............................................................47
         14.1     Adoption of Plan..........................................................47
         14.2     Withdrawal from Plan......................................................47

ARTICLE XV - CLAIMS FOR BENEFITS............................................................49
         15.1     Claims for Benefits.  ....................................................49
         15.2     Denial of Claim.  ........................................................49
         15.3     Procedure for Review of Denied Claims.....................................50

Exhibit A...................................................................................52


The Packaging Corporation of America Thrift Plan For Hourly Employees is hereby adopted effective February 1, 2000, except as otherwise expressly provided, to read as follows:
                                    ARTICLE I

                                   DEFINITIONS

         Words and phrases are defined in this Article I for purposes of the Trust Agreement as well as the Plan.

                  1.1 "Accounts" means the separate bookkeeping accounts maintained for each Participant as part of the Trust Fund, to which are credited all Plan Contributions and any income, gains, expenses and losses accruing with respect thereto. The following Accounts, as appropriate, shall be maintained for each Participant:
                  (a)      a "Salary Deferral Contributions Account";

                  (b)      a "Matching Company Contributions Account";

                  (c)      a "Rollover Contributions Account"; and

                  (d)      a "Loan Account".

The Plan Administrator may, in his discretion, establish additional Accounts or subaccounts as he deems appropriate.

                  1.2 "Account Balance" means the aggregate fair market value of the assets held for the account of a Participant.

                  1.3 "Beneficiary" means any person validly designated in accordance with procedures established under the Plan by a Participant to receive payments under the Plan due after the Participant's death. To be effective, a designation must be in writing and in such form as has been approved by the Plan Administrator, signed by the Participant, and filed with the

Plan Administrator. If the Participant is married at the time of death and the designated beneficiary is a person other than the Participant's spouse, such designation shall not be effective unless the spouse specifically consents to such beneficiary in writing which acknowledges the effect of the consent and which is witnessed by a notary public or Plan representative designated for such purpose by the Plan Administrator. Any change in such non-spouse beneficiary shall require another such consent by the spouse. If the designated Beneficiary predeceases the Participant, or if no Beneficiary is designated, payments under the Plan after the date of the Participant's death shall be paid to the Participant's spouse, if one is living at the date of the Participant's death, and, if not, to the Participant's estate.

                  1.4 A "Break in Service" shall occur when an Employee whose employment with the Employer has terminated has a Period of Severance of at least twelve consecutive months.

                  1.5 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.6 "Company" means Packaging Corporation of America and its successors, bu merger, consolidation or sale of assets.

                  1.7 "Compensation" means the regular base compensation (or temporary part-time compensation), including Salary Deferral Contributions under the Plan and any compensation reductions agreed to by the Participant pursuant to any cafeteria plan, as described by Section 125 of the Code, plus shift differentials, overtime and incentive pay, paid to a Participant for services rendered as an Employee under rules uniformly applied by the Employer to all Participants in similar circumstances. The specific items of compensation that are included or excluded, as applicable, from Compensation are reflected in the Earnings Code chart attached as Exhibit B. The Plan Administrator may modify or revise the Earnings Code chart in a manner consistent with the above definition of Compensation without the approval of the Board of Directors of the Company. Notwithstanding any other provision of the Plan, "Compensation" shall not include compensation greater than $150,000 per year, adjusted as provided by the Code. Notwithstanding the foregoing, and as specified in a Special Appendix, Compensation for purposes of Salary Deferral Contributions and Matching Company Contributions means the regular base compensation (or temporary part-time compensation) including Salary Deferral Contributions under the Plan and any compensation reductions agreed to by the Participant pursuant to any cafeteria plan, as described by Section 125 of the Code, plus vacation pay, bereavement pay, sick pay, shift differentials, overtime, commission and cash incentive pay, paid to a Participant for services rendered as an Employee under rules issued by the Plan Administrator.

                  1.8 "Covered Employee" means an Employee who is a member of a Covered Group.

                  1.9 "Covered Group" means a group of Employees described from time to time in a Special Appendix to this Plan.

                  1.10 "Effective Date" means February 1, 2000 except as may otherwise be provided in a Special Appendix.

                  1.11 "Employee" means any employee who is classified by his or her Employer as an "hourly" employee and whose hours of work, salary or wage, and other working conditions are not governed by the provisions of a collective bargaining agreement unless the agreement expressly provides for participation in the Plan. Notwithstanding any provision of the Plan to the contrary, the term Employee shall not include for any purpose of the Plan any independent contractor or leased employee who performs services for the Company or an Affiliate or any other individual performing services who is not classified as an "employee" by the Company. To the extent required by Code Section 414(n), a "leased employee" shall be treated as an Employee but shall not be eligible to participate in the Plan. To the extent required by Code Section 414(o), individuals who are not otherwise Employees shall be treated as Employees but shall not be eligible to participate in this Plan.

                  1.12 "Employer" means the Company and such other Related Entities as shall, with the consent of the Company, adopt this Plan. The Employers are those entities listed in Exhibit A hereto.

                  1.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  1.14 "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Company or a Related Entity for the performance of duties for such Employer.

                  1.15 "Matching Company Contributions" means the Employer's contributions as provided in Section 4.1.

                  1.16 "Participant" means any person who has been enrolled in the Plan and whose Account Balance has not been distributed. Participant shall also include any former Employee who was actively employed by the Company as of April 12, 1999 and who was a Participant in the Tenneco Thrift Plan as of the Effective Date.

                  1.17 "Period of Severance" means a period that begins on a Severance from Service Date and ends on the first date thereafter on which an Employee performs an Hour of Service.

                  1.18 "Plan" means the Packaging Corporation of America Thrift Plan For Hourly Employees, as in effect from time to time.

                  1.19 "Plan Administrator" shall mean the Benefits Administration Committee or any person or persons designated by the Benefits Administration Committee to act as Plan Administrator in accordance with Section 7.2(c).

                  1.20 "Plan Year" means a calendar year, provided that there will be a short initial Plan Year beginning on the Effective Date and ending on December 31, 2000.

                  1.21 "Related Entity" means (i) any business entity which is a member of a "controlled group of corporations" or a group of "trades or businesses under common control" of which the Company is a member, within the meaning of Sections 414(b) or 414(c) of the Code, or (ii) any corporation, company, partnership, joint venture or other business which has been designated as a "Related Entity" by the Plan Administrator, but only to the extent so designated.

                  1.22 "Salary Deferral Contributions" means the contributions made to the Trust pursuant to a salary deferral authorization of the Participant, as provided in Section 3.1.

                  1.23 "Severance from Service Date" means the earlier of:

                  (a) the date on which an Employee quits, retires, is determined to be Totally Disabled pursuant to Section 1.25, is discharged, dies or otherwise ceases to be an Employee; or

                  (b) the first anniversary of the last date on which the Employee had an Hour of Service, unless the Employee has an approved period of absence. An Employee has an approved period of absence only if such absence was authorized by the Employer and the Employee returns to active service within the authorized time.

Notwithstanding the foregoing, in the case of an absence from work, for maternity or paternity reasons, the Severance from Service Date means the first anniversary of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence --

                  (1)      by reason of the pregnancy of the individual,

                  (2) by reason of the birth of the child of the individual,

                  (3) by reason of the placement of the child with the individual in connection with the adoption of such child by such individual, or

                  (4) for purposes of caring for such child for a period beginning immediately following such birth or placement;

provided, that the individual furnishes to the Plan Administrator such timely information as it may reasonably require to establish that the absence is for the reasons referred to above, and the duration of such absence.

                  1.24 "Special Appendix" means a special appendix to the Plan. The terms of any Special Appendix shall govern with respect to the Employees covered thereby notwithstanding any other provision of the Plan.

                  1.25 "Total Disability" means any medically determinable physical or mental impairment which (i) throughout the 12 consecutive month period ending on the date the Participant ceased to be actively at work, prevented the Participant from engaging in his or her regular employment, and
(ii) is expected to continue to prevent the Participant from engaging in his or her regular employment indefinitely. The determination of whether or not the requirements for "Total Disability" have been satisfied shall be made by the Plan Administrator from the Participant's medical records and other relevant evidence. The Plan Administrator may require a Participant to be examined by a physician or physicians designated by the Plan Administrator.

                  1.26 "Trust" or "Trust Fund" or "Fund" mean the fund held under the Trust Agreement or Trust Agreements.

                  1.27 "Trust Agreement" means the Packaging Corporation of America Thrift Plan for Hourly Employees Trust Agreement.

                  1.28 "Trustee" means any Trustee appointed by the Board of Directors of the Company.

                  1.29 "Vest" or "Vested" means the nonforfeitable right of a Participant to receive some portion or all of his or her Account Balance attributable to Matching Company Contributions in accordance with the terms of the Plan.

                  1.30 "Year of Service" means a twelve month period of service, computed in accordance with Treasury Regulations Section 1.410(a)-7. All Years of Service and partial Years of Service shall be counted to determine an Employee's eligibility for enrollment in the Plan and to determine whether the Participant is Vested, except for the following:

                  (a) An Employee who is rehired prior to incurring a Break In Service shall receive credit for Years of Service prior to and including the Period of Severance.

                  (b) An Employee who is rehired after incurring a Break In Service where the Period of Severance extends for less than 60 consecutive months shall receive credit for Years of Service prior to the Break In Service but shall not receive credit for Years of Service during the Period of Severance.

                  (c) A non-Vested Employee who is rehired after incurring a Break In Service where the Period of Severance extends longer than 60 consecutive months shall not receive credit for Years of Service prior to the Break In Service or during the Period of Severance.

Wherever appropriate, words used in this document in the singular shall denote the plural, or the plural shall denote the singular, the masculine shall denote the feminine, and the feminine shall denote the masculine.

                                   ARTICLE II

                                  PARTICIPATION

                  2.1 ENROLLMENT IN PLAN. Any Participant who was enrolled in the Tenneco Thrift Plan for Hourly Employees as of April 12, 1999 and who continues to be an Employee of an Employer as of the Effective Date shall automatically be enrolled in the Plan, except as otherwise provided hereunder. Unless otherwise provided in an applicable Special Appendix, every other Employee of an Employer shall be enrolled in the Plan on the first day of the calendar month after:

                  (a) the first anniversary of his or her date of employment;

                  (b) he or she has made written application in a manner acceptable to the Plan Administrator; and

                  (c) he or she has properly authorized the Employer to make Salary Deferral Contributions on his or her behalf.

Notwithstanding the foregoing, an Employee of an Employer will not be enrolled in the Plan on the date the Employee would otherwise be enrolled if he or she has ceased to be an Employee prior to such date or if he or she is on an approved leave of absence on such date. However, such Employee will be enrolled in the Plan on the first day of the calendar month which coincides with or immediately follows the date he or she returns to active service as an Employee of an Employer, provided he or she has met the requirements of (a), (b) and (c) above.

                  2.2 REENROLLMENT. Any former Participant who is reemployed after a termination of employment with the Employers shall be reenrolled in the Plan on the first day of the calendar month after he or she has again become an Employee of an Employer and has met the requirements of items (b) and (c) of
Section 2.1 above.

                  2.3 TRANSFER TO A RELATED ENTITY OR CHANGE IN EMPLOYMENT STATUS. If a Participant ceases to be an Employee of an Employer, but remains in the employ of an Employer, no contributions may be made until such person again becomes an Employee of an Employer and authorizes Salary Deferral Contributions.

                                   ARTICLE III

                          SALARY DEFERRAL CONTRIBUTIONS

                  3.1 AUTHORIZATION OF CONTRIBUTIONS. An Employee of an Employer who is eligible to enroll in the Plan may authorize his or her Employer, in such manner as the Plan Administrator shall prescribe, to contribute to the Trust Salary Deferral Contributions in an amount equal to not less than 1 percent nor greater than 8 percent of Compensation (or such percentage of Compensation greater than 8 percent as may be specified in a Special Appendix applicable to such Employee or, from time to time, by the Plan Administrator); provided, that the percentage rate for determining such contributions shall be a whole number. Salary Deferral Contributions will be made by his or her Employer beginning with the pay period coinciding with or next following the effective date of such authorization.

                  3.2 MAXIMUM AMOUNT OF SALARY DEFERRAL CONTRIBUTIONS. The accumulated Salary Deferral Contributions made with respect to any Participant during any calendar year may not exceed $10,000 (subject to any adjustment made in accordance with Section 402(g)(5) of the Code). In the event such limit is exceeded for a calendar year, the portion of the Participant's Account Balance attributable to the excess Salary Deferral Contributions shall be distributed to the Participant as soon as administratively feasible, but not later than April 15 of the succeeding calendar year.

                  3.3 VARIATION, DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS. A Participant may discontinue or change the percentage of his or her Salary Deferral Contributions at any time by giving notice to the Plan Administrator in such manner as the Plan Administrator shall prescribe. Such Participant may resume Salary Deferral Contributions at any time, to take effect as soon as administratively feasible after providing notification to the Plan Administrator in such form as the Plan Administrator shall prescribe.

                  3.4 LIMITATION ON SALARY DEFERRAL CONTRIBUTIONS. In no event shall the Actual Deferral Percentage for any Plan Year of the Highly Compensated Employees eligible to make Salary Deferral Contributions exceed the greater of:

                  (a) The Actual Deferral Percentage of all other Employees eligible to make Salary Deferral Contributions for the immediately preceding Plan Year multiplied by 1.25; or

                  (b) The Actual Deferral Percentage of all other Employees eligible to make Salary Deferral Contributions for the immediately preceding Plan Year multiplied by 2.0, provided that the Actual Deferral Percentage of such Highly Compensated Employees does not exceed the Actual Deferral Percentage for all other Employees eligible to make Salary Deferral Contributions by more than 2 percentage points.

In the event that neither of the above tests will otherwise be satisfied with respect to a Plan year, the Salary Deferral Contributions made by the Highly Compensated Employees will be reduced (in the order of their contribution amounts beginning with the largest amount) until one of the tests set forth above is satisfied. In determining the amount of excess contributions to be distributed to an affected Highly Compensated Employee, such amount shall be reduced by any excess contributions previously distributed to such affected Highly Compensated Employee for his taxable year ending with or within such Plan Year. Matching Company Contributions

(together with Income) which relate to such excess contributions shall be forfeited. The Plan Administrator shall distribute as soon as administratively feasible any Salary Deferral Contributions made for the Plan Year by the Highly Compensated Employees which are in excess of the reduced maximum percentage.

                  3.5 DEFINITIONS. For purposes of this Article III and Article IV, the following definitions shall apply:

                  (a) "Actual Deferral Percentage" means for an Employee or a group of Employees for any Plan Year the ratio or the average of the ratios calculated separately for each Employee of the amount of his or her Salary Deferral Contributions to the amount of his or her Compensation with respect to which Salary Deferral Contributions could be made for the Plan Year.

                  (b) "Actual Contribution Percentage" means for an Employee or a group of Employees for any Plan Year the ratio or the average of the ratios calculated separately for each Employee of the amount of his or her Matching Company Contributions to the amount of his or her Compensation with respect to which Matching Company Contributions could be made for the Plan Year.

                  (c) "Highly Compensated Employee" means, with respect to any Plan Year, an Employee who a) during the current year or the preceding year is a five percent owner or; b) for the preceding year received compensation (within the meaning of Section 415 of the Code) in excess of $80,000 (as adjusted pursuant to Treasury Regulations) and was in the top-paid 20% of Employees. The group of top-paid Employees shall be determined without regard to Employees described in
                           Section 414(q)(5) of the Code. Employees who are non-resident aliens and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer or an Affiliated Employer which constitutes income from sources within the United States shall not be treated as Employees for the purpose of this Subsection. A former Employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee when he separated from service or he was a Highly Compensated Employee at any time after attaining age 55.

                  (d) The term "Compensation" means compensation as defined in Section 414(s) of the Code.

                  3.6 ROLLOVER CONTRIBUTIONS. An Employee for whom rollover provisions have been made available under a Special Appendix to the Plan may roll over (or a fiduciary or custodian holding an Employee's interest may transfer) to the Fund any balances to the Employee's credit in another plan (or individual retirement arrangement) qualified under the Code, provided such rollover is permitted tax-free to the Employee (as provided in Code Section 402(c). Such a transfer shall be made by depositing the amount to be transferred with the Plan Administrator together with evidence sufficient to satisfy the Plan Administrator that such amount can be rolled over or transferred on a tax-free basis. Amounts transferred to the Fund pursuant to this Section shall be recorded and maintained in separate accounts.

                                   ARTICLE IV

                              COMPANY CONTRIBUTIONS

                  4.1 MATCHING COMPANY CONTRIBUTIONS. Unless otherwise provided in an applicable Special Appendix, each Employer shall make a Matching Company Contribution for the Participants in its employ in an amount equal to 50% of the Salary Deferral Contributions made by the Participant. Such Matching Company Contributions shall be made on the first 4% of the Participant's Salary Deferral Contributions, and shall not exceed 2% of the Participant's Compensation. Company Matching Contributions shall be made in either cash or Packaging Corporation of America common stock, at the discretion of the Company.

                  4.2 LIMITATION ON MATCHING COMPANY CONTRIBUTIONS. In no event shall the Actual Contribution Percentage for any Plan Year of the Highly Compensated Employees eligible to receive Matching Company Contributions exceed the greater of:

                  (a) The Actual Contribution Percentage of all other Employees eligible to receive Matching Company Contributions for the immediately preceding Plan Year multiplied by 1.25; or

                  (b) The Actual Contribution Percentage of all other Employees eligible to receive Matching Company Contributions for the immediately preceding Plan Year multiplied by 2.0, provided that the Actual Contribution Percentage of such Highly Compensated Employees does not exceed the Actual Contribution Percentage for all other Employees eligible to receive Matching Company Contributions by more than 2 percentage points.

In the event that neither of the above tests will otherwise be satisfied with respect to a Plan Year, or in the event of the further limitation described in
Section 4.5, the Plan Administrator shall, no later than 30 days after the end of the Plan Year, reduce the maximum percentage of Matching Company Contributions made to the Highly Compensated Employees (in the order of their contribution amounts beginning with the largest amount) until one of the tests set forth above is satisfied.

                  4.3 TWO OR MORE PLANS. For purposes of Article III and this
Article IV and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which Salary Deferral Contributions, Matching Company Contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than average benefits test under Code
Section 410(b)(2)(A)(ii)), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which Salary Deferral Contributions, Matching Company Contributions, or both are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Plans may be aggregated under this subparagraph only if they have the same plan year. If a Highly Compensated Employee is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Sections 4975(e)(7) or 409) which are maintained by the Employer or a Related Employer to which Salary Deferral Contributions, Matching Company Contributions, or both, are made, all such contributions on behalf of such Highly Compensated Employee shall be aggregated for purposes of determining such Highly Compensated Employee's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

                  4.4 MULTIPLE USE OF ALTERNATIVE LIMITATION. For each Plan Year the multiple use of the alternative limitations described in this Section 4.5 shall be prohibited. Multiple use occurs if the sum of the Actual Deferral Percentage and the Actual Contribution Percentage exceeds the aggregate limit. The aggregate limit is the sum of: (A) 125 percent of the greater of (1) the Actual Deferral Percentage of all other Employees eligible under the Plan, or (2) the Actual Contribution Percentage of all other Employees eligible under the Plan; and (B) two plus the lesser of (1) or (2) above, not to exceed 200 percent of the lesser of (1) or (2) above; or, to the extent allowed by law or regulations, the following amount, if greater: the sum of (A) 125 percent of the lesser of (1) the Actual Deferral Percentage of all other Employees eligible under the Plan, or (2) the Actual Contribution Percentage of all other Employees eligible under the plan; and (B) two plus the greater of (1) or (2) immediately above, not to exceed 200 percent of the greater of (1) or (2) immediately above. The occurrence of Multiple Use of the Alternative Limitation shall be corrected by reducing the maximum percentage of Matching Company Contributions that can be contributed for the Plan Year by the Highly Compensated Employees to the extent necessary to satisfy the restriction against Multiple Use of the Alternative Limitation.

                  4.5 LIMITATION ON CONTRIBUTIONS AND BENEFITS. Notwithstanding any other provision of this Plan, the annual addition for a Participant under this Plan for any year shall not exceed the limitations contained in Section 415 of the Code and the regulations thereunder. The Plan Administrator shall be authorized to reduce any contribution or allocation under this Plan or under any other Defined Contribution Plan, which permits such reduction, to the extent the Plan Administrator determines to be necessary to avoid exceeding the limitations contained in Section 415 of the Code and the regulations thereunder, after having reduced any benefit under all Defined Benefit Plans to the extent permissible. Said limitations shall be applied, administered and interpreted solely for the purpose of satisfying the requirements set forth in Section 415 of the Code and the regulations thereunder. In the event that an amount contributed under this Plan would, otherwise, constitute the part of the annual addition for a Participant which would exceed said limitations, the portion of such amount which had been contributed by the Participant shall be returned to him or her and the portion of such amount which had been contributed by an Employer shall be treated as a forfeiture and applied to reduce future contributions of such Employer.

                  4.6. TOP-HEAVY REQUIREMENTS. For any Plan Year in which the Plan is a Top- Heavy Plan, the requirements of Section 416 of the Code and the regulations thereunder shall be satisfied.

                                    ARTICLE V

                       VESTING AND SETTLEMENT OF ACCOUNTS

                  5.1      VESTING.

                  (a) A Participant will always be 100% vested in his or her Salary Deferral Contributions and Rollover Contributions.

                  (b) Upon being credited with 5 Years of Service, or upon attainment of age 65, or upon termination of employment with the Employer on account of death or Total Disability, a Participant shall be 100% vested in his or her Account Balance attributable to Matching Company Contributions.

                  (c) Unless otherwise provided in an applicable Special Appendix, Matching Company Contributions become Vested in accordance with the following schedule:


                             Years                    Vested Percentage of
                           Of Service       Matching Company Contributions
                           ----------       -------------------------------
                                1                         20%
                                2                         40%
                                3                         60%
                                4                         80%
                                5                         100%


                  5.2 PAYMENT OF ACCOUNTS. Following a Participant's Severance from Service Date, the Vested portion of the Participant's Account Balance shall be payable to him or her in a lump sum, or, in the event of the Participant's death, to his or her Beneficiary. If the termination of employment does not constitute a "separation from service" within the meaning of Sec tion 401(k)(2)(B) of the Code and the Participant has not attained age 59 1/2 no portion of the Participant's Account Balance attributable to Salary Deferral Contributions shall be distributed until the earliest of the Participant's death, disability, attainment of age 59 1/2 or separation from service.

                  A Participant's Account Balance may also be distributed upon
(1) termination of the Plan without the establishment or maintenance of another defined contribution plan, (2) the disposition of substantially all of the assets of the Employers used in a trade or business, or (3) the disposition of an interest in a subsidiary. Such distribution must consist of the Participant's entire Account Balance, and with respect to (2) and (3) above, the Participant must continue employment with the acquiring company, and the Company must continue to maintain the Plan after the disposition.

                  5.3 COMMENCEMENT OF BENEFITS. The payment of the Vested portion of the Participant's Account Balance which becomes payable in accordance with Section 5.2 above shall commence -

                  (a) as soon as is administratively feasible following the date such portion becomes payable, if -

                           (1) the actual lump sum payment does not exceed $5,000 (or such other amount as permitted by the Code); or

                           (2) the Participant has elected to receive such distribution.

                  (b) The non-Vested portion, if any, of such Account Balance shall be forfeited upon the earlier of (i) the date upon which the actual payment of the Vested portion of such Account Balance commences or (ii) twelve months after the Participant's Severance From Service Date; and any amount so forfeited shall be applied to reduce future Company Contributions.

In no event shall payment of the Vested portion of the Participant's Account Balance commence later than the sixtieth (60th) day after the last day of the Plan Year in which occurs the later of his or her 65th birthday or the date of his or her termination of employment with the Employers. Distribution shall be made in cash, provided that amounts invested in Tenneco Automotive, Inc.,

Tenneco Packaging, Inc. or, if applicable, Packaging Corporation of America common stock shall be distributed in kind, however, amounts payable under paragraph (a)(1) above shall be payable entirely in cash.

                  Notwithstanding any other provision of the Plan, except in the case of the Participant's death prior to distribution of the entire Vested portion of his or her Account Balance, distribution must commence no later than the Participant's Required Beginning Date. The Required Beginning Date for a Participant who is not a 5% (five-percent) owner (within the meaning of Section 416 of the Code) is the April 1 following the later of (A) the last day of the calendar year during which the Participant attains age 70 1/2, or (B) the last day of the calendar year during which the Participant ceases to be an Employee. The Required Beginning Date for a Participant who is a 5% (five-percent) owner (within the meaning of Section 416 of the Code) is the April 1 following the last day of the calendar year during which the Participant attains age 70 1/2. Distributions will be made in accordance with the regulations under Section 401(a)(9) of the Code. The provisions of Section 401(a)(9) override any distribution options in the Plan inconsistent with Section 401(a)(9).

                  5.4 PAYMENT UPON DEATH OF PARTICIPANT. Notwithstanding any other provision of the Plan, in the case of the Participant's death prior to distribution of the entire Vested portion of the Participant's Account Balance, the remainder shall be paid to the Beneficiary in a single sum as soon as administratively feasible following the Participant's death but in no event later than the fifth anniversary of the Participant's death.

                  5.5 REEMPLOYMENT. A former Participant who again becomes employed by an Employer may have the portion of his Account Balance which was forfeited restored to his or her

Account, unadjusted for any gains or losses if such Participant (i) did not incur a Break in Service or, if the Participant did incur a Break in Service, the Period of Severance was less than 60 consecutive months, and (ii) repays to the Trustee the total amount distributed to him from his Matching Company Contributions Account. Such repayment must be made within five years of the Participant's date of reemployment. A former Participant who is rehired and who has incurred a Break In Service where the Period of Severance has extended for 60 consecutive months or longer shall not have any forfeited amounts restored. Any restoration of forfeitures pursuant to Subsection (d) shall be made from contributions by the Participant's Employer and treated as Matching Company Contributions.

                  5.6 MISSING PARTICIPANTS. Notwithstanding Sections 5.3 and 5.3 above, this Section 5.4 shall apply-

                  (a) in the event an applied for payment to a Participant or Beneficiary cannot be made because the address of the Participant or Beneficiary is not known to the Plan Administrator or

                  (b) in the event a Participant or Beneficiary has not applied for payment above by the last day of the Plan Year during which the Participant terminated employment with the Employers and the address of the Participant or Beneficiary is not known to the Plan Administrator.

If the address of the Participant or Beneficiary is not discovered within 6 months after the Plan Administrator initiates reasonable efforts to do so, the Participant's Account Balance shall be invested only in bank time deposits or similar investment under Section 8.2, with any necessary transfer from other investment forms being made as soon thereafter as administratively feasible; and if the address of the Participant or Beneficiary is not discovered on or before the expiration of the Plan Year following the Plan Year during which the termination of employment occurred or the initial missed payment was originally scheduled, the Vested portion of the Participant's

Account Balance and, if not previously forfeited, the non-Vested portion of the Participant's Account Balance shall be forfeited and applied to reduce future Matching Company Contributions. Thereafter, if a valid claim is made by the Participant or Beneficiary for the forfeited Vested portion of the Participant's Account Balance, its value, unadjusted for any gains or losses since the date as of which the forfeiture occurred, shall be restored by means of contributions by the Employer and shall be paid to the Participant or Beneficiary as soon as administratively feasible.

                                   ARTICLE VI

                              WITHDRAWALS AND LOANS

                  6.1 IN-SERVICE WITHDRAWALS. Unless otherwise provided in an applicable Special Appendix, Participants may take an In-Service Withdrawal from their Plan Accounts under the following circumstances:

                  (a) A Participant who has attained age 55 may elect to make an In-Service Withdrawal ("In-Service Withdrawal") from his Account. The amount of any In-Service Withdrawal under this section 6.1 for a Participant who has not attained age 59 1/2 shall be limited to the vested portion of the Participant's Matching Company Contributions Account.

                  (b) A Participant who has attained age 59 1/2 may elect to make an In-Service withdrawal of all or any portion of his entire Vested Account Balance.

                  (c) A Participant may elect at any time to make an-In Service Withdrawal of the balance in his Rollover Contributions Account.

                  6.2 LOANS. Subject to conditions, rules, and regulations established by the Plan Administrator and unless otherwise provided in an applicable Special Appendix, a Participant may obtain a loan from his Account Balance. Unless otherwise explicitly allowed by the Plan Administrator, loan repayments (together with interest) shall be made through irrevocable payroll deduction; however, the entire outstanding principal loan balance and accrued interest may be prepaid at any time prior to the expiration of the normal term of the loan. Failure to make any loan installment payment on time or within the grace period established by the Plan Administrator (provided, that such grace period shall not continue beyond the last day of the calendar quarter following the calendar quarter in which the required installment payment was due) shall constitute default. In the event of default, the Plan Administrator may treat the outstanding loan balance (including accrued interest) as a distribution to the Participant, fully subject to taxation and tax withholding requirements, and reduce his Account Balance accordingly.

                  The Plan Administrator is authorized to establish all conditions, rules and regulations with respect to Plan loans, and to establish such loan procedures and forms, as it from time to time determines to be appropriate. All such conditions, rules, and regulations shall be set out in official Loan Rules, which shall be available to all persons eligible for a Plan loan. Such Loan Rules are incorporated into this Plan by reference.

                  6.3 ASSET VALUES. For purposes of implementing withdrawals under Section 6.1, and for the settlement of accounts under Article V the value of stock and other assets shall be determined by the Trustee in accordance with rules established by it.

                  6.4 TERMINATION PRIOR TO DISTRIBUTION. The termination of a Participant's employment with all Employers shall operate to suspend any distribution pursuant to Section 6.1 which has not been made. Distributions of a Participant's Account Balance following termination of employment with all Employers are governed by the terms of Article V.

                  6.5 WITHDRAWALS BY ALTERNATE PAYEES. Notwithstanding any other provision of the Plan, an alternate payee under a qualified domestic relations order, as defined in ERISA and the Code, may at any time withdraw from the Plan all or any part of the separate Plan account established under such order for such alternate payee.

                  6.6 HARDSHIP WITHDRAWALS. Subject to the approval of the Plan Administrator, a Participant for whom hardship withdrawals have been made available under a Special

Appendix to the Plan, may make a hardship withdrawal from his Salary Deferral Contribution Account, excluding gains and earnings in such Account. A hardship withdrawal shall only be made in the event of a financial need constituting a hardship (examples of which are set forth in subsection (a)) and a withdrawal is necessary to satisfy the need (as determined under subsection (b)). Approval or disapproval of a withdrawal request shall be within the sole discretion of the Plan Administrator in accordance with standards and policies adopted by the Plan Administrator which shall be consistently applied. The Plan Administrator shall be entitled to reasonably rely upon representations by the Participant and need not make an independent investigation. The amount of such withdrawal shall be limited to that amount which the Plan Administrator determines is necessary to meet the immediate financial needs created by the hardship. A Participant who makes a hardship withdrawal shall be suspended from participating in the Plan for 12 months.

                  (a) HARDSHIP. A financial hardship shall be deemed to exist as the result of the following:

                           (1) medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any dependents of the Participant;

                           (2) purchase (excluding mortgage payments) of a principal residence of the Participant;

                           (3) payment of tuition for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents;

                           (4) the need to prevent the eviction of the Participant from the principal residence or foreclosure on the mortgage of the Participant's principal residence;

                           (5) such other situations that impose an immediate and heavy financial need and that arise (i) due to sudden and unexpected loss or damage to the Participant's property, or
                                    (ii) mental or physical
                                    disability of the Participant or the
                                    Participant's spouse, children, or
                                    dependents;

                           (6) funeral expenses for the Participant's immediate family;

                           (7) expenses for essential living needs incurred during a layoff that extends beyond the longer of six months or the expiration of Company-provided benefits; and

                           (8) other expenses as approved by the Plan Administrator.

                           A Participant's request for a withdrawal must be accompanied or supplemented by such evidence of hardship as the Plan Administrator may reasonably require.

                  (b) NECESSITY FOR WITHDRAWAL. A distribution shall be deemed necessary to satisfy a financial need if the Participant represents that the need cannot be relieved,

                           (1) through reimbursement or compensation by insurance or otherwise;

                           (2)      by reasonable liquidation of the
                                    Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                           (3)      by cessation of Salary Deferral
                                    Contributions under the Plan; or

                           (4) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by any employer, or by borrowing from commercial sources on reasonable commercial terms.

                           A Participant's resources shall be deemed to include those assets of such Participant's spouse and minor children that are reasonably available to the Participant.

                                   ARTICLE VII

                                 ADMINISTRATION

                  7.1 NAMED FIDUCIARY. The named fiduciary under the Plan shall be the Company. The Company shall have the overall responsibility for the administration and operation of the Plan, which responsibility it shall discharge by the appointment and removal (with or without cause) of the Benefits Administration Committee, the Investment Committee and the Trustee. In carrying out its responsibilities hereunder, the Company shall act through its Board of Directors, or through a designated Committee of the Board, or through a duly appointed delegate of the Board or such Committee.

                  7.2 BENEFITS ADMINISTRATION COMMITTEE. The Board of Directors of the Company shall appoint a committee, designated the "Benefits Administration Committee", of not less than three (3) persons to administer the Plan.
                  (a) Any person appointed a member of the Benefits Administration Committee shall signify acceptance or resignation by delivering such written acceptance or resignation to the Board of Directors of the Company.

                  (b) Members of the Benefits Administration Committee shall elect a Chairman and a Secretary. The Secretary may be, but need not be, a member of the Benefits Administration Committee. The Secretary shall have such powers and duties as the Benefits Administration Committee shall assign in writing. The Secretary shall appoint one or more assistant secretaries who shall have the powers and duties prescribed by the Secretary in writing.

                  (c) The Benefits Administration Committee may appoint one or more persons to act as the Plan Administrator, and the Benefits Administration Committee shall delegate to such Plan Administrator any or all of the powers and duties hereby granted to the Benefits Administration Committee.

                  (d) The Benefits Administration Committee may appoint from its number such committees with such powers as it shall determine.

                  (e) The Benefits Administration Committee shall hold meetings at such places and at such times as it may determine but not less than annually. The Benefits Administration Committee shall maintain written minutes of its meetings and shall record in these minutes any delegation of duty or powers permitted by
                           Section 8.5. The Benefits Administration Committee shall maintain a written record of such acts or decisions in its sole discretion as it may determine.

                  (f) The Benefits Administration Committee shall establish rules for the administration of the Plan and the transaction of its business subject to the other provisions of this Plan and any requirements of law. Resolutions may be adopted or other action taken without a meeting upon the written consent of all members of the Benefits Administration Committee. Any person dealing with the Benefits Administration Committee shall be entitled to rely upon a certificate of any member of the Benefits Administration Committee, or its secretary, as to any act or determination of the Benefits Administration Committee. The determination of the Benefits Administration Committee as to any disputed questions shall be conclusive.

                  7.3 POWERS. The Benefits Administration Committee is authorized and empowered:

                  (a) To employ such attorneys, accountants, actuaries, investment advisors, clerks, agents, or counsel as it deems necessary in order to carry out the provisions of the Plan;

                  (b) To establish and enforce such rules, regulations, and procedures and prescribe the use of such forms as it shall deem necessary or proper for the efficient administration of the Plan and Trust;

                  (c) To the full extent allowed by law, to have discretionary authority to interpret the terms of the Plan and Trust Agreement, its interpretation thereof, in good faith, to be final and conclusive;

                  (d) To the full extent allowed by law, to have discretionary authority to decide all questions concerning the Plan and to decide the eligibility of any person for benefits under, or to participate in, the Plan;

                  (e) To compute the amount of benefits which shall be payable to any Participant or Beneficiary in accordance with the provisions of the Plan and to determine the person or persons to whom such benefits shall be paid;

                  (f)      To authorize the payment of benefits;

                  (g) In addition to the powers enumerated herein, to do all other acts in its judgment necessary or desirable for the administration of the Plan and Trust.


                  7.4 DUTIES. The Benefits Administration Committee shall have the duty:

                  (a) To furnish to each Participant a written summary of the Plan and any amendment thereto, and any additional reports or schedules required by ERISA, and any regulations thereunder;

                  (b) To ascertain that such returns or reports as are required by ERISA, and the regulations thereunder have been filed with the appropriate governmental agency;

                  (c) To maintain accounts showing the fiscal transactions of the Plan and to keep in convenient form such data as my be necessary for audits of the Plan, and to prepare annually a report showing in reasonable detail the assets and liabilities of the Plan;

                  (d) To maintain records in sufficient detail to determine (i) eligibility for participation, retirement, and vesting, (ii) the amount of Matching Company Contributions and the amount of Salary Deferral Contributions made for the account of a Participant, (iii) the income, expenses, gains and losses attributable to each Participant's account, and to otherwise separately account for each Participant's Account Balance and
                           (iv) the portion of a Participant's Account
                           Balance which is attributable to Matching Company Contributions and the portion of a Participant's Account Balance which is attributable to Salary Deferral Contributions, separately allocating income, expenses, gains and losses to such portions;

                  (e) To maintain all records and reports for such period of time as is necessary to provide Participants and their Beneficiaries with their benefits under the Plan. However, all records including vouchers, worksheets, receipts, and applicable resolutions which are necessary to verify any report filed as required by Subsection
                           (b) shall be kept for a period of not less than six (6) years after the filing date of the documents or six (6) years after the date on which documents would have been filed but for an exemption or simplified reporting procedure;

                  (f) To furnish to each Participant a year-to-date statement of the assets held in his or her account, upon such Participant's request;

                  (g) To direct the Trustee to value the assets of the Trust Fund at fair market value as of the last day of business of each year.

                                  ARTICLE VIII

                           INVESTMENT OF TRUST FUNDS

                  8.1 INVESTMENT COMMITTEE. The Board of Directors of the Company shall appoint a committee, designated the "Investment Committee", of not less than three (3) persons to administer the Plan.

                  (a) Any person appointed a member of the Investment Committee shall signify acceptance or resignation by delivering such written acceptance or resignation to the Board of Directors of the Company.

                  (b) Members of the Investment Committee shall elect a Chairman and a Secretary. The Secretary may be, but need not be, a member of the Investment Committee. The Secretary shall have such powers and duties as the Investment Committee shall assign in writing. The Secretary shall appoint one or more assistant secretaries who shall have the powers and duties prescribed by the Secretary in writing.

                  (c) The Investment Committee may appoint from its number such committees with such powers as it shall determine.

                  (d) The Investment Committee shall hold meetings at such places and at such times as it may determine but not less than annually. The Investment Committee shall maintain written minutes of its meetings and shall record in these minutes any delegation of duty or powers permitted by Section 8.5. The Investment Committee shall maintain a written record of such acts or decisions in its sole discretion as it may determine.

                  8.2 POWERS AND DUTIES. The Investment Committee shall have the responsibility and authority to:

                  (a) determine the objectives, policies and guidelines for the investment of the Trust Fund and each investment fund established as a part thereof, including, but not by way of limitation, the establishment of additional Investment Funds or the consolidation of two or more of the existing Investment Funds (other than any company stock fund);

                  (b) direct the Trustee to acquire or dispose of Company Stock in accordance with the applicable provisions of the Plan;

                  (c) select, appoint, monitor or discharge Investment Managers or mutual funds managed by an investment adviser registered under the Investment Advisors Act of 1940, or contracts issued by insurance companies, for purposes of investing the assets of the Trust Fund and each investment fund established as a part thereof;

                  (d) utilize the services of agents and employ persons to perform ministerial, clerical, recordkeeping, consulting or legal services to assist the Investment Committee in the performance of its duties;

                  (e) maintain records and accounts showing the fiscal transactions and performance evaluations of the Trust Fund; and

                  (f) submit to the Board, at least annually, a report regarding the operation of the Trust during the past year and such other reports as the Board shall request.

Notwithstanding the foregoing, to the extent a "Company Stock Fund" is established and any Company Retirement and/or Company Matching Contributions are made in company stock rather than in cash, the Board of Directors of the Company shall determine what provisions shall apply to such fund, including but not limited to provisions related to diversification of the fund.

                  8.3 DESIGNATION OF INVESTMENT OPTIONS BY PARTICIPANTS. Each Participant shall state in his or her original application to enroll in the Plan the percentage of his or her Salary Deferral Contributions to be invested by the Trustee under the investment option or options designated by the Participant. A Participant will be permitted to change the percentage of contributions allocated to such investment options by notice to the Plan Administrator in such manner as the Plan Administrator shall prescribe.

                  8.4   RULES GOVERNING INVESTMENTS.

                  (a) The Plan Administrator shall develop rules to govern investment requests by a Participant and for carrying out the Participant's investment requests. Should the administrative procedures necessitate the loss of interest in changing from one investment option to another, neither the Plan

                           Administrator nor the Trustee will be liable for the loss or for any other loss caused by any delay in the execution of a request or order.

                  (b) The Plan Administrator may place reasonable restrictions on reallocating among investment options, provided Participants are given reasonable notice of any such restriction.

                  (c) The following rules will apply to the purchase or sale of investments and to the allocation of earnings:

                           (1) The Plan Administrator may direct the Trustee to sell any investment held for the benefit of a Participant if holding the investment would be contrary to any law;

                           (2) Earnings and gains or losses will be credited to the account of a Participant with respect to investments held for the account of the Participant at least annually on a specified valuation date in accordance with a method consistently and uniformly applied;

                           (3) The Trustee may exercise, under any dividend reinvestment program of Packaging Corporation of America, any dividend reinvestment rights regarding Packaging Corporation of America Common Stock held in the Trust for the benefit of each Participant invested in Common Stock.

                  (d)      (1)      Notwithstanding any other provision of
                                    the Plan, the following provisions of this
                                    Section 8.4(d)(1) regarding voting of
                                    Packaging Corporation of America
                                    securities shall apply. Each Participant or, if the Participant is deceased, his or her Beneficiary shall have the sole right to instruct the Trustee, in writing, with respect to voting the full and fractional shares of any Packaging
                                    Corporation of America security with
                                    voting rights that are allocated to the
                                    Participant's Account, and the Trustee
                                    shall vote or abstain from voting such
                                    shares in accordance with the
                                    instructions so received. The Trustee
                                    shall vote or abstain from voting all
                                    such shares allocated to Participants'
                                    Accounts, combining fractional shares to the extent possible, to reflect the instructions of Participants. If the
                                    Trustee does not receive timely
                                    instructions from the Participant or
                                    Beneficiary as to the manner in which to exercise voting rights with respect to any allocated share of such security, the Trustee shall vote or abstain from voting the uninstructed allocated shares of such security in the same manner and proportion as the voting rights with respect to instructed allocated shares of such security are exercised, and the Trustee shall have no discretion in such matter. Shares of any Packaging
                                    Corporation of America security
                                    with voting rights held by the Trustee
                                    pending allocation to Participants' Accounts shall be voted by the Trustee in the same manner and proportion as the voting rights with respect to instructed allocated shares of such security are exercised, and the Trustee shall have no discretion in such matter. The Investment Committee shall inform, in a timely fashion, each Participant or Beneficiary of the nature of their rights regarding the voting of Packaging Corporation of America securities and the procedure for exercising such rights. Participants or Beneficiaries shall return their voting instructions directly to the Trustee. The voting instructions received by the Trustee from Participants or Beneficiaries shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers and employees of an Employer.

                           (2) Notwithstanding any other provision of the Plan, the following provisions of this
                                    Section 8.4(d)(2) regarding tender or
                                    exchange offers shall apply. In the case of a tender or exchange offer with respect to a security, the Participant, or if the Participant is deceased, his or her Beneficiary shall have the sole right to instruct the Trustee in writing as to the manner in which to respond to the offer, to the extent such security is allocated to the Participant's Account, and the Trustee shall respond in accordance with the instructions so received. The Trustee shall utilize its best efforts to cause to be timely distributed to the Participant or Beneficiary such information as will be distributed to holders of the security in connection with the offer, together with a form requesting confidential instructions, to be sent directly to the Trustee, on whether or not such security will be tendered or exchanged. If the Trustee does not receive timely instructions from the Participant or Beneficiary as to the manner in which to respond to the offer, the Trustee shall not tender or exchange any such securities with respect to which the Participant or Beneficiary has the right of instruction, and the Trustee shall have no discretion in such matter. Securities held by the Trustee pending allocation to Participants' Accounts shall be tendered or exchanged by the Trustee in the same proportion as the instructed allocated securities are tendered or exchanged, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee from Participants and Beneficiaries shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers and employees of an Employer.

                           (3) Except to the extent otherwise provided in Subsections (1) and (2) above, all ownership rights in any security held in the Trust shall be exercised by the Trustee in such manner as it, in its sole discretion, may determine.

                  8.5 DELEGATION. The Plan Administrator and the Investment Committee may each delegate to any respective member thereof, or to any other person or persons, or administrative body of another employee benefit plan, any of its powers or duties (including any powers or duties set forth under any other Sections of the Plan), other than "Trustee duties", so long as it exercises the standard of care prescribed in Section 8.6. Such delegation shall be made in writing and shall be reflected in its minutes. "Trustee duties" means the duties provided in the Trust Agreement with respect to management and control of the Trust assets.

                  8.6 STANDARD OF CARE. The Plan Administrator and Investment Committee shall each exercise its respective powers and carry out its respective duties solely in the interest of the Participants and their Beneficiaries with the care, skill, prudence, and diligence that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character.

                  So long as the Plan Administrator and Investment Committee properly delegates responsibility in accordance with the preceding paragraph, and uses prudence in continuing the delegation, no member of the Plan Administrator or the Investment Committee shall be liable for any breach of fiduciary duty by a co-fiduciary; unless:

                  (a) the member participates knowingly in or knowingly undertakes to conceal an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (b) by the member's failure to comply with the standard of care set out in this Section 8.6, in the administration of specific responsibilities which give rise to the status of fiduciary, the member has enabled such other fiduciary to commit a breach; or

                  (c) the member has knowledge of a breach by such other fiduciary and does not make reasonable efforts under the circumstances to remedy the breach.

                  8.7 COMPENSATION. No member of the Plan Administrator or the Investment Committee shall receive any compensation for services as a committee member.

                  8.8 NOTIFICATION. The Secretary of the Plan Administrator shall furnish to the Trustee the names of the members of the Plan Administrator and the Investment Committee. The Trustee may presume until notified in writing to the contrary that the named individuals are duly authorized to act on behalf of their respective Committee.

                                   ARTICLE IX

                                     FUNDING

                  9.1 EMPLOYER CONTRIBUTION IRREVOCABLE. Subject to Section 9.3, any contribution made by an Employer shall be irrevocable and shall be held and disposed of by the Trustee solely in accordance with the provisions of this Plan and the Trust Agreement.

                  9.2 EXCEPTIONS TO IRREVOCABILITY. Each contribution made by an Employer or an Employee shall be deemed to be conditioned upon the deductibility of the contribution under Section 404 of the Internal Revenue Code. If the deduction of all or part of any contribution is disallowed, it shall, to the extent disallowed, be repaid to the Employer within one year after the date of disallowance. A contribution also shall be repaid to an Employer, within one year after the date made, to the extent it was made in error because of a mistake of fact.

                                    ARTICLE X

                              EXPENSES OF THE PLAN

                  10.1 ADMINISTRATIVE EXPENSES. Fees of the Trustee or Trustees and other administrative expenses shall be paid by the Employers or from the Trust or Trusts. To the full extent permitted by law, such trust assets may be used by the Plan Administrator to defray the reasonable expenses of administering the Plan, including any such reasonable expenses incurred as internal corporate expenses of Packaging Corporation of America or any affiliate. Expenses may also be paid from the Trust or Trusts as provided under
Section 10.2 in the event the Employers' payments and such earnings are insufficient to meet such expenses.

                  10.2     OTHER EXPENSES.

                  (a)      Expenses of the Plan other than those set out in
                           Section 10.1 that are attributable to individual Participant Accounts, as determined by the Trustee, shall be paid from the Trust or Trusts and charged to each such Participant's Accounts.

                  (b) All expenses of the Plan other than those set out in Sections 10.1 and 10.2(a) shall be paid from the Trust or Trusts and charged to each individual account in the proportion that such account bears to the total amount of the Trust.

                                   ARTICLE XI

                                     TRUSTEE

                  11.1 APPOINTMENT. The Trustee shall be appointed by the Board of Directors of the Company, with whom the Company shall enter into a Trust Agreement.

                  11.2 POWERS AND DUTIES. The Trustee shall have such powers and duties as are established in the Plan and when directed by the Plan Administrator or the Investment Committee, in writing, the Trustee shall have the duty to follow the directions providing they are consistent with the purposes of this Plan, governing federal and state statutes, and regulations promulgated thereunder.

                  11.3 SUCCESSOR TRUSTEE. The Company may remove the Trustee with respect to a Trust Agreement at any time by resolution of its Board of Directors, or the Trustee may resign upon reasonable notice. Upon such removal or upon the resignation of the Trustee, the Board of Directors of the Company shall designate a successor Trustee and shall enter into an agreement continuing the respective Trust Agreement or modifying it as may be necessary or appropriate. Related Entities shall not be required to act or to enter into an agreement with any successor Trustee. The Company shall be deemed to be their agent for such purpose. Action of the Board of Directors of the Company and execution of an instrument by an officer of the Company shall bind all Related Entities.

                  11.4 USE OF TRUST FUNDS. The funds received by the Trustee shall not revert to the Employer or otherwise be used or diverted to any purpose other than for the exclusive benefit of Participants and their Beneficiaries, except that a contribution made in error may be returned to the Employer within one year of the time it is made. Payments of reasonable administrative expenses from the Trust shall not be considered a diversion of Trust assets.

                  11.5 INCORPORATION OF TRUST AGREEMENT. The terms of the Trust Agreement or Trust Agreements shall be incorporated in this Plan by reference and shall be made a part hereof for all purposes.

                                   ARTICLE XII

                  AMENDMENT AND TERMINATION OF PLAN AND MERGER

                  12.1 AMENDMENT OF PLAN. The Plan may be amended at any time by resolution of the Board of Directors of the Company. Notwithstanding the foregoing, the Board may delegate to the Committee the authority to adopt administrative amendments to the Plan or any amendment required by law. An amendment will be considered an administrative amendment properly within the authority of the Committee only if such amendment does not increase the amount or level of Employer contributions under this Plan or any other provision specifically governed by action of the Board in accordance with the provisions of this Plan or the Trust Agreement. Any amendment may be made effective retroactively to the extent permitted by law. No amendment shall make it possible for any part of the Trust to revert to an Employer other than Matching Company Contributions made in error. No amendment may deprive a Participant of his or her Account Balance or otherwise reduce accrued benefits, except to the extent permitted by Section 412(c)(8) of the Code.

                  12.2 TERMINATION OF PLAN. Each Employer reserves the right to discontinue or terminate the Plan as to any of its Employees. The Company may discontinue or terminate the Plan as to all Employees of all Employers or as to any Employee of any Employer. In the event the Plan is terminated, partially terminated, or contributions are completely discontinued, all within the meaning of Section 411(d)(3) of the Code, all affected Participants shall become fully vested in their Account Balances. Any assets which are not allocated to the account of a Participant upon the complete termination of the Plan or complete discontinuance of contributions, shall be allocated pro rata on the basis of their Account Balance at date of termination.

                  12.3 MERGER OF PLAN AND TRANSFER OF ASSETS. The Employers reserve the right to merge or consolidate this Plan with any other similar plan maintained by any Employer. Assets of this Plan may be transferred to another plan or assets of another plan may be transferred to this Plan. In the event of a merger, consolidation, or transfer of assets, no Participant of this Plan shall receive a benefit subsequent to the merger, consolidation, or transfer less than what he would have been entitled to receive if this Plan had otherwise been terminated immediately prior to the merger, consolidation, or transfer. Assets transferred to this Trust as a result of plan merger shall be maintained in separate Accounts for each Participant.

                                  ARTICLE XIII

                                  MISCELLANEOUS

                  13.1 RIGHTS NOT ASSIGNABLE. No right or claim to any of the monies or other assets under the Plan shall be assignable or subject to alienation by a Participant. Any attempt by the Participant to assign or alienate any portion of his or her Account Balance will not be recognized by the Trustee. A Participant's Account Balance shall not be subject to garnishment, attachment, execution, or other levy unless such garnishment, attachment, execution or other levy is the result of claims against the Participant by an Employer and is permitted under Section 401(a)(13) of the Code. The prohibition on assignment and alienation shall apply to the creation, assignment, or recognition of a right to any amount payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a "qualified domestic relations order" as defined in Section 414(p) of the Code.

                  13.2 PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan shall not be deemed to constitute a contract between any Employee and any Employer or to be a consideration for the employment of any Employee. Nothing in the Plan shall give any Employee the right to be retained in the employ of an Employer. All Employees shall remain subject to discharge, discipline, or layoff to the same extent as if the Plan had not been put into effect.

                  13.3 AGENT FOR SERVICE OF PROCESS. The Plan Administrator shall be the agent authorized to accept service of legal process in any action or proceeding against the Plan or Trust.

                  13.4 CONTROLLING LAW. This Plan shall be construed, enforced, and administered according to the laws of the State of Illinois, except to the extent preempted by federal law.

                  13.5     FACILITY OF PAYMENT.

                  (a) If the Plan Administrator is in doubt as to the right of any person to receive payment of any amount under the Plan, the Plan Administrator may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Plan Administrator may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and Trust therefor.

                  (b) If the Plan Administrator shall find that any persons to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to the person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Plan Administrator so elects, be paid to the spouse, a parent, a child or other relative of such person, an institution maintaining or having custody of such person, or any other person declared by the Plan Administrator to be a proper recipient on behalf of such person otherwise entitled to payment.
                           Any such payment shall be a complete discharge of the liability of the Plan and Trust therefor.

                  13.6     ELIGIBLE ROLLOVER DISTRIBUTION.

                  (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Packaging Corporation of America Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b)      Definitions.

                           (1) ELIGIBLE ROLLOVER DISTRIBUTION. Unless otherwise limited by law, an Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (2) ELIGIBLE RETIREMENT PLAN. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
                                    Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover
                                    Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                           (3) DISTRIBUTEE. A Distributee includes an Employee or former Employee of a participating company in the Plan. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                           (4) DIRECT ROLLOVER. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                  13.7 QUALIFIED MILITARY SERVICE. Notwithstanding any provision of the plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code.

                  13.8 LOAN REPAYMENTS DURING MILITARY SERVICE. Loan repayments will be suspended under the Plan as permitted under Section 414(u) of the Code.

                                   ARTICLE XIV

                                RELATED ENTITIES

                  14.1 ADOPTION OF PLAN. This Plan may be adopted by any company which the Company shall designate and declare eligible to adopt and participate in the Plan, subject to the following conditions:

                  (a) Each Employer shall execute and deliver such instruments as the Company shall deem necessary or desirable, including an instrument evidencing the joinder of the Employer in the Trust Agreement; and

                  (b) Each Employer shall designate the Company as its agent to act for it in all transactions regarding the Plan, including its amendment and termination as provided by Article XII and its administration as provided by Article VII.

The Plan shall be effective with respect to each Employer and its Employees on such date as shall be specified in the resolutions of the Board of Directors of the Employer authorizing the adoption of the Plan.

         Any modification of the Plan provisions applicable to a particular Employer may be made at the time of adoption by the Boards of Directors of the Employer and the Company or may be made subsequent to adoption by the Board of Directors of the Company and shall be set forth in an amendment to the Plan.

                  14.2     WITHDRAWAL FROM PLAN.

                  (a) Should a company for any reason cease being an Employer and desire to preserve the Account Balances of its employees in another plan which is intended to qualify under Section 401(a) of the Code, the withdrawing company may notify the Plan Administrator and the Trustee and request a division of trust assets. If the Plan Administrator approves, it shall notify the withdrawing company to take such steps as shall be necessary to preserve the Account Balances of its employees in another plan. Upon receipt by the Plan Administrator of (i) resolutions of the Board of

                           Directors of the withdrawing company adopting a plan and trust agreement and (ii) a copy of such plan and trust agreement, the Plan Administrator shall direct the Trustee to transfer to the trust established by the withdrawing company assets allocable to the employees of the withdrawing company (as determined by the Plan Administrator).

                  (b) In the event the Plan as applicable to any Employer loses its qualified status under Section 401(a) of the Code, such company shall cease to be an Employer and shall be deemed to have adopted a plan and trust agreement similar to this Plan and Trust Agreement for the benefit of its employees. Assets held for the account of employees of such company shall be segregated from other trust assets. Upon adoption by such company of another plan and trust, such assets shall be transferred to the new trust.

                                   ARTICLE XV

                               CLAIMS FOR BENEFITS

         15.1 CLAIMS FOR BENEFITS.

         (a) As a prerequisite to payment of any benefit under the Plan, the Participant or, in the case of the Participant's death, the Participant's Beneficiary, shall submit to the Plan Administrator a written claim in such manner, in such form, with such documentation and within such time limits as the Plan Administrator may reasonably require.

         (b) Promptly upon the receipt of such claim, the Plan Administrator shall determine whether the claimant is entitled to the benefit and, if so, the amount thereof.

         15.2 DENIAL OF CLAIM. Should the claim for a benefit under the Plan be denied, in whole or in part, the Plan Administrator shall furnish the claimant with a written notice setting forth in a manner calculated to be understood by the claimant:

         (a) the specific reasons for the denial;

         (b) specific reference to any pertinent provisions of the Plan upon which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d) appropriate information as to the steps to be taken if the claimant wishes to submit the claim for review.

A claim shall be deemed denied if the Plan Administrator does not approve the claim and fails to furnish the aforesaid notice of denial before the expiration of a period commencing with its receipt of the claim and consisting of 90 days, plus such extension of time for processing the claim, not to exceed 90 additional days, as special circumstances require, provided that, prior to the expiration of the initial 90 days of the period, the claimant has been furnished with a written notice, which indicates the special circumstances requiring the extension and the date by which a decision regarding the claim is expected to be rendered.

                  15.3 PROCEDURE FOR REVIEW OF DENIED CLAIMS. A claimant whose claim for a benefit under the Plan is denied, either in whole or in part, shall have the right, to be exercised by written application filed with the Plan Administrator not later than the 60th day after receipt of notice of such denial, to request a review of the claim. Such request for review may contain such issues and comments as the claimant may wish considered in the review, and the Plan Administrator shall permit the claimant to review pertinent documents in its possession, including copies of the Plan. The Benefits Administration Committee shall make the final determination with respect to review of the claim. Notice of the final determination shall be furnished to the claimant as soon as practicable in writing, in a manner reasonably calculated to be understood by the claimant, and shall set forth the specific reasons for the determination and specific references to any pertinent provisions of the Plan upon which the determination is based. A claim shall be deemed denied on review if the Benefits Administration Committee fails to furnish the aforesaid notice of final determination before the expiration of a period commencing with its receipt of the request for review of the claim and consisting of 60 days, plus such extension of time for completing the review, not to exceed 60 additional days, as special circumstances require, provided that prior to the expiration of the initial 60 days of the period, the claimant has been furnished with a written notice which indicates the special circumstances requiring the extension and the date by which a decision regarding the review of the claim is expected to be rendered.

                                    * * *


                  IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Packaging Corporation of America, as the Company, has caused these presents to be duly authorized in its name and behalf by its proper officers thereunto authorized this day 14 of January, 2000.

                                               PACKAGING CORPORATION OF AMERICA
ATTEST:
/s/ Richard B. West                            By: /s/ Andrea L. Davey
  Secretary                                    Title: VP Human Resources

                                    EXHIBIT A
                         COMPANIES PARTICIPATING IN THE
                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                            (AS OF FEBRUARY 1, 2000)

EMPLOYER:

Packaging Corporation of America

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX I
                                COUNCE, TENNESSEE


I-1.1    ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its pulp and paper mill (Plant #620) and its Woodlands operations (Plants #630, 631 and 632) in Counce, Tennessee.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1.

I-2.1    CONTRIBUTIONS.

         (a) SALARY DEFERRAL CONTRIBUTIONS. An Eligible Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

         (b) VESTING. A Participant covered by this Special Appendix shall at all times be fully vested and have a nonforfeitable interest in such Participant's Matching Company Contributions.

         (c) ROLLOVER CONTRIBUTIONS. Section 3.6 of the Plan is not applicable to the Covered Group.

I-3.1    WITHDRAWALS.

         (a)      Section 6.1 of the Plan is not applicable to the Covered
                  Group.

         (b) Matching Company Contributions may be withdrawn pursuant to the provisions of Section 6.6.

I-4.1 LOANS. Section 6.2 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX II
              TOMAHAWK WISCONSIN MILL - AFL-CIO MOHAWKSIN LODGE NO. 1713


II-1.1   ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the Employees of the Company's employed at its Tomahawk, Wisconsin Mill (Plant #608) who are covered by the collective bargaining agreement between the Company and the International Association of Machinists and Aerospace Workers, AFL-CIO ("Union"), on behalf of Mohawksin Lodge No. 1713.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan, pursuant to Section 2.1, effective as of the first day of the first payroll period following completion of his 60-day probationary period in accordance with the collective bargaining agreement between the Company and the Union.

II-2.1   CONTRIBUTIONS.

         (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Com Compensation.

         (b) ROLLOVER CONTRIBUTIONS. Section 3.6 of the Plan is not applicable to the Covered Group.

II-3.1   VESTING.

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, the Participant's Service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by Georgia-Pacific corporation and recognized by Georgia-Pacific corporation for vesting purposes.

II-4.1   WITHDRAWALS.

         (a) HARDSHIP WITHDRAWALS. In addition to the financial hardships described in Section 6.6(b), a hardship shall exist if a Participant suffers a significant decrease in household income.

         (b)      OTHER WITHDRAWALS.

                  (1) A Participant covered by this Special Appendix may, at any time after attaining age 59 1/2, make a withdrawal from his Account. A Participant may not make more than one withdrawal in any 12-month period under this Section. If a Participant makes a withdrawal under this Section, the Salary Deferral Contributions and Matching Company Contributions made on his behalf under the Plan shall be suspended for 12 months. A Participant who is not 100 percent vested in his Matching Company Contributions may not withdraw his Matching Company Contributions.

                  (2) Section 6.1(a) of the Plan is not applicable to the Covered Group.

II-5.1 LOANS. Section 6.2 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX III
             TOMAHAWK WISCONSIN MILL & WOODLANDS - AFL-CIO LOCAL 248


III-1.1  ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the Employees of the Company employed at its Tomahawk, Wisconsin Mill (Plant #608) and Woodlands operations (Plant #636), who are covered by the collective bargaining agreement between the Company and the United Paperworkers International Union, AFL-CIO ("Union"), on behalf of Local 248.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan, pursuant to Section 2.1, effective as of the first day of the first payroll period following completion of his 60-day probationary period in accordance with the collective bargaining agreement between the Company and the Union.

III-2.1  CONTRIBUTIONS.

         (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Com Compensation.

         (b) ROLLOVER CONTRIBUTIONS. Section 3.6 of the Plan is not applicable to the Covered Group.

III-3.1  VESTING.

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, the Participant's Service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by Georgia-Pacific corporation and recognized by Georgia-Pacific Corporation for vesting purposes.

III-4.1  WITHDRAWALS.

         (a) HARDSHIP WITHDRAWALS. In addition to the financial hardships described in Section 6.6(b), a hardship shall exist if a Participant suffers a significant decrease in household income.

                                      III-1

         (b)      OTHER WITHDRAWALS.

                  (1) A Participant covered by this Special Appendix may, at any time after attaining age 59 1/2, make a withdrawal from his Account. A Participant may not make more than one withdrawal in any 12-month period under this Section. If a Participant makes a withdrawal under this Section, the Salary Deferral Contributions and Matching Company Contributions made on his behalf under the Plan shall be suspended for 12 months. A Participant who is not 100 percent vested in his Matching Company Contributions may not withdraw his Matching Company Contributions.

                  (2) Section 6.1(a) of the Plan is not applicable to the Covered Group.

III-5.1 LOANS. Section 6.2 of the Plan is not applicable to the Covered Group.


                                      III-2

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX IV
              VALDOSTA, GEORGIA - AFL-CIO LOCALS 646, 1648, AND 777


IV-1.1   ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-paid Employees of the Company employed at its Valdosta, Georgia facility (Plant #610) who are covered by the collective bargaining agreement between the Company and the United Paperworkers International Union, AFL-CIO ("Union"), on behalf of Locals 646, 1648, and 777.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan, pursuant to Section 2.1, effective as of the first day of the first payroll period following completion of his 90-day probationary period in accordance with the collective bargaining agreement between the Company and the union.

IV-2.1   CONTRIBUTIONS.

         (a) REGULAR SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

         (b) SPECIAL SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may, pursuant to Section 3.1, elect to defer up to 100% of his Compensation attributable to gainsharing.

         (c) MATCHING COMPANY CONTRIBUTIONS. No Matching Company Contributions shall be made on a Participant's Special Salary Deferral Contributions.

         (d) ROLLOVER CONTRIBUTIONS. Section 3.6 of the Plan is not applicable to the Covered Group.

IV-3.1   VESTING

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, the Participant's service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by

                  Georgia-Pacific Corporation and recognized by Georgia-Pacific Corporation for vesting purposes.


IV-4.1   WITHDRAWALS.

         (a) HARDSHIP WITHDRAWALS. In addition to the financial hardships described in Section 6.6(b), a hardship shall exist if a Participant suffers a significant decrease in household income.

         (b)      OTHER WITHDRAWALS.

                  (1) A Participant covered by this Special Appendix may, at any time after attaining age 59 1/2, make a withdrawal from his Account. A Participant may not make more than one withdrawal in any 12-month period under this Section. If a Participant makes a withdrawal under this Section, the Salary Deferral Contributions and Matching Company Contributions made on his behalf under the Plan shall be suspended for 12 months. A Participant who is not 100 percent vested in his Matching Company Contributions may not withdraw his Matching Company Contributions.

                  (2) Section 6.1(a) of the Plan is not applicable to the Covered Group.

IV-5.1 LOANS. Section 6.2 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX V
                     VALDOSTA, GEORGIA - I.B.E.W. LOCAL 1947


V-1.1    ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-paid Employees of the Company employed at its Valdosta, Georgia facility (Plant #610) who are covered by the collective bargaining agreement between the Company and the International Brotherhood of Electrical Workers Union ("Union"), on behalf of Local 1947.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan, pursuant to Section 2.1, effective as of the first day of the first payroll period following completion of his 90-day probationary period in accordance with the collective bargaining agreement between the Company and the union.

V-2.1    CONTRIBUTIONS.

         (a) REGULAR SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

         (b) SPECIAL SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may, pursuant to Section 3.1, elect to defer up to 100% of his Compensation attributable to gainsharing.

         (c) MATCHING COMPANY CONTRIBUTIONS. No Matching Company Contributions shall be made on a Participant's Special Salary Deferral Contributions.

         (d) ROLLOVER CONTRIBUTIONS. Section 3.6 of the Plan is not applicable to the Covered Group.

V-3.1    VESTING.

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, the Participant's Service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by

                  Georgia-Pacific corporation and recognized by Georgia-Pacific Corporation for vesting purposes.

V-4.1    WITHDRAWALS.

         (a) HARDSHIP WITHDRAWALS. In addition to the financial hardships described in Section 6.6(b), a hardship shall exist if a Participant suffers a significant decrease in household income.

         (b)      OTHER WITHDRAWALS.

                  (1) A Participant covered by this Special Appendix may, at any time after attaining age 59 1/2, make a withdrawal from his Account. A Participant may not make more than one withdrawal in any 12-month period under this Section. If a Participant makes a withdrawal under this Section, the Salary Deferral Contributions and Matching Company Contributions made on his behalf under the Plan shall be suspended for 12 months. A Participant who is not 100 percent vested in his Matching Company Contributions may not withdraw his Matching Company Contributions.

                  (2) Section 6.1(a) of the Plan is not applicable to the Covered Group.

V-5.1 LOANS. Section 6.2 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX VI
                   LOS ANGELES, CALIFORNIA - G.C.U. LOCAL 388


VI-1.1   ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-paid Employees of the Company employed at its Los Angeles, California facility (Plant #349) who are covered by the collective bargaining agreement between the Company and the Graphic Communications Union ("Union"), on behalf of Local 388.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan, pursuant to Section 2.1, effective as of the first day of the first payroll period following completion of his 60-day probationary period in accordance with the collective bargaining agreement between the Company and the Union.

VI-2.1   CONTRIBUTIONS.

         (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Com Compensation.

         (b) ROLLOVER CONTRIBUTIONS. Section 3.6 of the Plan is not applicable to the Covered Group.

VI-3.1            VESTING.

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, the Participant's Service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by Georgia-Pacific corporation and recognized by Georgia-Pacific Corporation for vesting purposes.

VI-4.1   WITHDRAWALS.

         (a) HARDSHIP WITHDRAWALS. In addition to the financial hardships described in Section 6.6(b), a hardship shall exist if a Participant suffers a significant decrease in household income.

         (b)      OTHER WITHDRAWALS.

                  (1) A Participant covered by this Special Appendix may, at any time after attaining age 59 1/2, make a withdrawal from his Account. A Participant may not make more than one withdrawal in any 12-month period under this Section. If a Participant makes a withdrawal under this Section, the Salary Deferral Contributions and Matching Company Contributions made on his behalf under the Plan shall be suspended for 12 months. A Participant who is not 100 percent vested in his Matching Company Contributions may not withdraw his Matching Company Contributions.

                  (2) Section 6.1(a) of the Plan is not applicable to the Covered Group.

VI-5.1 LOANS. Section 6.2 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX VII
                    SOUTHERN WOODLANDS - FLORIDA AND GEORGIA


VII-1.1           ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-paid Employees of the Company employed at certain work locations designated by the Company at its Southern Woodlands operations in Florida and Georgia (Plant #645).

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan, pursuant to Section 2.1, upon completion of 90 days of employment.

VII-2.1           CONTRIBUTIONS.

         (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Com Compensation.

VII-3.1           VESTING.

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, the Participant's Service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by Georgia-Pacific Corporation and recognized by Georgia-Pacific Corporation for vesting purposes.

VII-4.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group



                                      VII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX VIII
               SALISBURY, NORTH CAROLINA - U.P.I.U. LOCAL NO. 1730


VIII-1.1          ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-paid Employees of the Company employed at Salisbury, North Carolina facility (Plant #375) who are covered by the collective bargaining agreement between the Company and the United Paperworkers International Union ("Union") on behalf of Local No. 1730.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan, pursuant to Section 2.1, effective as of the first day of the first payroll period following completion of his 60-day probationary period in accordance with the collective bargaining agreement between the Company and the Union.

VIII-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

VIII-3.1          VESTING.

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, the Participant's Service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by Georgia-Pacific Corporation and recognized by Georgia-Pacific Corporation for vesting purposes.

VIII-4.1          WITHDRAWALS.

         (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

         (b) OTHER WITHDRAWALS. Section 6.1(a) of the Plan is not applicable to the Covered Group.

                                     VIII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX IX
                          RUTHERFORDTON, NORTH CAROLINA


IX-1.1   ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-paid Employees of the Company employed at its Rutherfordton, North Carolina facility (Plant #373) who are not covered by any collective bargaining agreement.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan on his date of hire.

IX-2.1   CONTRIBUTIONS.

         (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

         (b) MATCHING COMPANY CONTRIBUTIONS. Subject to Section 4.1, the Company shall make Matching Company Contributions on behalf of each Participant equal to 25 percent of the Salary Deferral Contributions made by the Participant. Such Matching Company Contributions shall be made on the first 4 percent of the Participant's Salary Deferral Contributions, and shall not exceed 1 percent of the Participant's Compensation.

IX-3.1   VESTING.

         (a) ACCELERATED VESTING. In addition to the provisions of Article V regarding vesting, a Participant covered by this Special Appendix shall be fully vested in his Matching Company Contributions if the Participant loses his job by facility shutdown.

         (b) SERVICE. For purposes of determining the vesting of a Participant covered by this Special Appendix, a Participant's Service shall include any period of employment with Georgia-Pacific Corporation and with any entity acquired by Georgia-Pacific corporation and recognized by Georgia-Pacific Corporation for vesting purposes.

IX-4.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX X
                 FILER CITY, MICHIGAN - U.S.W.A. LOCAL NO. 12585


X-1.1    ELIGIBILITY.

                  (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the Employees of the Company employed at its mill in Filer City, Michigan (Plant #622) who are covered by the collective bargaining agreement between the Company and the United Steel Workers of America ("Union") on behalf of Local No. 12585.

                  (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with
                           Section 2.1.

X-2.1    CONTRIBUTIONS.

                  (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to
                           Section 3.1 but not in excess of 8 percent of his Compensation.

                  (b) ROLLOVER CONTRIBUTIONS. Section 3.6 of the Plan is not applicable to the Covered Group.

X-3.1 VESTING. All Participants shall be immediately and fully vested in their Accounts.

X-4.1    WITHDRAWALS.

                  (a) Section 6.1(a) of the Plan is not applicable to the Covered Group.

                  (b) Section 6.1(b) of the Plan is not applicable to the Covered Group.

                  (c) Matching Company Contributions may also be withdrawn pursuant to the provisions of Section 6.6.

X-5.1 LOANS. Section 6.2 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX XI
                           DIXIE CONTAINER CORPORATION


XI-1.1   ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group for the purposes of this Special Appendix shall be those persons who were employed by Dixie Container (Plant #316) who had amounts credited to their accounts under the Dixie Container Corporation Pre-Tax Savings Plan on August 1, 1997.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1.

XI-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 16 percent of his Compensation.

XI-3.1 VESTING. A Covered Employee shall be fully vested in that portion of his Account Balance attributable to his or her participation in the Dixie Container Corporation Pre-Tax Savings Plan.

XI-4.1   WITHDRAWALS.

         (a) IN GENERAL. Except as provided in this Section and in Section 6.6, no distribution shall be made to a Covered Employee until he has terminated employment with Dixie Container and all Affiliates of the Company.

         (b) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

XI-5.1 DISTRIBUTIONS. A Covered Employee who terminates employment with Dixie Container and all Affiliates on or after retirement age or who so terminates due to a Disability shall be entitled to a distribution of that portion of his Account Balance attributable to his or her participation in the Dixie Container Corporation Pre-Tax Savings Plan payable in a lump sum amount or payable in monthly, quarterly, semiannual or annual installments over ten years, but not to exceed the joint and last survivor life expectancy of the Covered Employee and his Beneficiary as determined under Treasury regulation 1.72-9. In no case shall the distribution be less than the amount required by Treasury regulation 1.401(a)(9)-2 (relating to the minimum distribution incidental benefit rule).

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XII
                                   WACO, TEXAS


XII-1.1           ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Waco, Texas (Plant #392) and Lux (Plant #343) facilities.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XII-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XII-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.


                                      XII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XIII
                                WINDSOR, COLORADO


XIII-1.1          ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Windsor, Colorado facility (Plant #387).

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.


XIII-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XIII-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.



                                     XIII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XIV
                                EDMORE, MICHIGAN


XIV-1.1           ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Edmore, Michigan facility (Plant #321).

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XIV-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

XIV-3.1           WITHDRAWALS.

         (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

         (b) OTHER WITHDRAWALS. Section 6.1(a) of the Plan is not applicable to the Covered Group.


                                      XIV-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX XV
                             TRAVERSE CITY, MICHIGAN


XV-1.1            ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly rated Employees of the Company employed at its Traverse City, Michigan facility (Plant #121).

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XV-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XV-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XVI
      BURNSVILLE, MISSISSIPPI, SELMER, TENNESSEE, AND FULTON, MISSISSIPPI


XVI-1.1           ELIGIBILITY.

         (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Burnsville, Mississippi (Plant #707), Selmer, Tennessee (Plant #706), and Fulton, Mississippi (Plant #705) facilities.

         (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XVI-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XVI-3.1 VESTING. In lieu of the vesting schedule of Section 4.1, a Participant shall be 100% vested in the Matching Company Contributions .

XVI-4.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.


                                      XVI-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XVII
                             ALLENTOWN, PENNSYLVANIA

XVII-1.1      ELIGIBILITY.

              (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Allentown, Pennsylvania facility (Plant #339).

              (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XVII-2.1      CONTRIBUTIONS.

              (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

              (b) SPECIAL MATCHING COMPANY CONTRIBUTIONS. The Company may at any time at its discretion elect to make a Special Matching Company Contribution.

XVII-3.1 SERVICE. Years of Service with Corri Acres Design & Packaging will be recognized under the Plan for eligibility and vesting purposes.

XVII-4.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.


                                     XVII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                             SPECIAL APPENDIX XVIII
                               SYRACUSE, NEW YORK


XVIII-1.1        ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Syracuse, New York facility (Plant #384).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XVIII-2.1        SALARY DEFERRAL CONTRIBUTIONS.  A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

XVIII-3.1        HARDSHIP WITHDRAWALS.  Section 6.6 of the Plan is not
                 applicable to the Covered Group.

                                     XVIII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XIX
                                 OMAHA, NEBRASKA


XIX-1.1          ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Omaha, Nebraska facility (Plants #359 and 360).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XIX-2.1          CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Article IV of the Plan does not apply to the Covered Group.

XIX-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                                      XIX-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX XX
                      MINNEAPOLIS GOLDEN VALLEY, MINNESOTA

XX-1.1           ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Minneapolis Golden Valley, Minnesota facility (Plant #362).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XX-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

XX-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XXI
                                  NEWARK, OHIO


XXI-1.1          ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Newark, Ohio facility (Plant #365).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXI-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

XXI-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.


                                      XXI-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XXII
                                 EL PASO, TEXAS


XXII-1.1         ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its El Paso, Texas facility (Plant #327).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXII-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XXII-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.


                                     XXII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                             SPECIAL APPENDIX XXIII
                               MARSHALLTOWN, IOWA


XXIII-1.1        ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Marshalltown, Iowa facility (Plant #352).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be a Covered Employee pursuant to Section 2.1 of the Plan.

XXIII-2.1        CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Subject to Section 4.1, the Company shall make Matching Company Contributions on behalf of each Participant who is a member of the Covered Group equal to 25 percent of the Salary Deferral Contributions made by the Participant. Such Matching Company Contributions shall be made on the first 4 percent of the Participant's Salary Deferral Contributions, and shall not exceed 1 percent of the Participant's Compensation.

XXIII-3.1        HARDSHIP WITHDRAWALS.  Section 6.6 of the Plan is not
                 applicable to the Covered Group.

                                     XXIII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XXIV
                                  ASHLAND, OHIO


XXIV-1.1         ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Ashland, Ohio facility (Plant #307).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXIV-2.1         CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Article IV of the Plan does not apply to the Covered Group.

XXIV-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                                     XXIV-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XXV
                           NORTHAMPTON, MASSACHUSETTS

XXV-1.1          ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Northampton, Massachusetts facility (Plant #357).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXV-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XXV-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                                      XXV-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XXVI
                             HARRISONBURG, VIRGINIA


XXVI-1.1         ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Harrisonburg, Virginia facility (Plant #333).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXVI-2.1         CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Article IV of the Plan does not apply to the Covered Group.

XXVI-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                                     XXVI-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                             SPECIAL APPENDIX XXVII
                               VINCENNES, INDIANA


XXVII-1.1        ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Vincennes, Indiana facility (Plant #390).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXVII-2.1        CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Article IV of the Plan does not apply to the Covered Group.

XXVII-3.1        HARDSHIP WITHDRAWALS.  Section 6.6 of the Plan is not
                 applicable to the Covered Group.

                                     XXVII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                             SPECIAL APPENDIX XXVIII
                               OXNARD, CALIFORNIA

XXVIII-1.1       ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Oxnard, California facility (Plant #363).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXVIII-2.1       SALARY DEFERRAL CONTRIBUTIONS.  A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XXVIII-3.1       HARDSHIP WITHDRAWALS.  Section 6.6 of the Plan is not
                 applicable to the Covered Group.

                                    XXVIII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XXIX
                                PHOENIX, ARIZONA


XXIX-1.1         ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Phoenix, Arizona facility (Plant #369).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XXIX-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 16 percent of his Compensation.

XXIX-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                                     XXIX-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XLV
                              KNOXVILLE, TENNESSEE


XLV-1.1          ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Knoxville, Tennessee facility (Plant #338).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XLV-2.1          CONTRIBUTIONS.

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 16 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Section 4.1 of the Plan is not applicable to the Covered Group.

XLV-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                                      XLV-1

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX XLVI
                              ACKERMAN, MISSISSIPPI

XLVI-1.1         ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Ackerman, Mississippi facility (Plant #702).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XLVI-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 8 percent of his Compensation.

XLVI-3.1 VESTING. In lieu of the vesting schedule of Section 4.1, a Participant shall be 100% vested in the Matching Company Contributions .

XLVI-4.1         WITHDRAWALS.

                 (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                 (b) OTHER WITHDRAWALS. Section 6.1(a) of the Plan is not applicable to the Covered Group.


                                     XLVI-1

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                             SPECIAL APPENDIX XLVII
                                ROANOKE, VIRGINIA

XLVII-1.1        ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Roanoke, Virginia facility (Plant #371).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XLVII-2.1        SALARY DEFERRAL CONTRIBUTIONS.  A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 16 percent of his Compensation.

XLVII-3.1        HARDSHIP WITHDRAWALS.  Section 6.6 of the Plan is not
                 applicable to the Covered Group.



                                     XLVII-1

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                             SPECIAL APPENDIX XLVIII
                            NEWBERRY, SOUTH CAROLINA


XLVIII-1.1       ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Newberry, South Carolina facility (Plant #366).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

XLVIII-2.1       SALARY DEFERRAL CONTRIBUTIONS.  A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 8 percent of his Compensation.

XLVIII-3.1       HARDSHIP WITHDRAWALS.  Section 6.6 of the Plan is not
                 applicable to the Covered Group.



                                    XLVIII-1

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX IL
                               RICHMOND, VIRGINIA

IL-1.1           ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Richmond, Virginia facility (Plant #370).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

IL-2.1           CONTRIBUTIONS.

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 8 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Section 4.1 of the Plan is not applicable to the Covered Group.

IL-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX L
                             LANCASTER, PENNSYLVANIA

L-1.1            ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Lancaster, Pennsylvania facility (Plant #344).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

L-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 8 percent of his Compensation.

L-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX LI
                                ARLINGTON, TEXAS


LI-1.1           ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Arlington, Texas facility (Plant #314).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

LI-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 8 percent of his Compensation.

LI-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX LII
                              SALT LAKE CITY, UTAH
                       SPECIALTY AND CONTAINER FACILITIES


LII-1.1          ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Salt Lake City, Utah, Specialty and Container facilities (Plant #376 and #377).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

LII-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 8 percent of his Compensation.

LII-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.




                                      LII-1

                        PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN
                              FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX LIII
                               GRANDVILLE MICHIGAN


LIII-1.1         ELIGIBILITY.

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Grandville, Michigan facility
                        (Plant #326)

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

LIII-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 of the Plan but not in excess of 8 percent of his Compensation.

LIII-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.


                                     LIII-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX LIV
                             MINNEAPOLIS, MINNESOTA

LIV-1.1          ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Minneapolis, Minnesota facility (Plant #355).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

LIV-2.1          CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Subject to Section 4.1, the Company shall make Matching Company Contributions on behalf of each Participant who is a member of the Covered Group equal to 25 percent of the Salary Deferral Contributions made by the Participant. Such Matching Company Contributions shall be made on the first 4 percent of the Participant's Salary Deferral Contributions, and shall not exceed 1 percent of the Participant's Compensation.

LIV-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.




                                      LIV-1

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                               SPECIAL APPENDIX LV
                                   AKRON, OHIO

LV-1.1           ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Akron, Ohio facility (Plant #312).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

LIV-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

LIV-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.

                        PACKAGING CORPORATION OF AMERICA
                        THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX LVI
                               PLYMOUTH, MICHIGAN

LVI-1.1          ELIGIBILITY

                 (a) COVERED GROUP. The Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company at its Plymouth, Michigan facility (Plant #364).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with Section 2.1 of the Plan.

LVI-2.1 SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to Section 3.1 but not in excess of 8 percent of his Compensation.

LVI-3.1 HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group.


                                      LVI-1

                 FIRST AMENDMENT OF PACKAGING CORPORATION OF AMERICA
                         THRIFT PLAN FOR HOURLY EMPLOYEES
                           (Effective February 1, 2000)


          Pursuant to the authority set forth in Article XII, Section 12.1 thereof, the Packaging Corporation of America Thrift Plan for Hourly Employees (the "plan") is hereby amended as follows:

          1. Section 3.6 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor, effective February 1, 2000:

          "Unless prohibited under a Special Appendix to the Plan, an Employee may rollover (or a fiduciary or custodian holding an Employee's interest may transfer) to the Fund any balances to the Employee's credit in another plan (or individual retirement arrangement) qualified under the Code, provided such rollover is permitted tax-free to the Employee (as provided in Code Section 402(c))."

          2. New Special Appendix LVII shall be added to the Plan as follows, effective March 1, 2000:

                        "PACKAGING CORPORATION OF AMERICA
                         THRIFT PLAN FOR HOURLY EMPLOYEES
                              SPECIAL APPENDIX LVII
                               MUSKOGEE, OKLAHOMA

   LVII-1.1      ELIGIBILITY

                 (a) COVERED GROUP. Effective as of March 1, 2000, the Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Muskogee, Oklahoma facility (Plant #351).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with
                         Section 2.1 of the Plan.

   LVII-2.1      CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to
                         Section 3.1 but not in excess of 16 percent of his Compensation.

   LVII-3.1      WITHDRAWALS

                 (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group."

        3. New Special Appendix LVII shall be added to the Plan as follows, effective March 1, 2000:

                                "PACKAGING CORPORATION OF AMERICA
                                 THRIFT PLAN FOR HOURLY EMPLOYEES
                                      SPECIAL APPENDIX LVIII
                                 MINNEAPOLIS SPECIALTY, MINNESOTA

   LVIII-1.1     ELIGIBILITY

                 (a) COVERED GROUP. Effective as of March 1, 2000, the Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Minneapolis Specialty, Minnesota facility (Plant #356).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with
                         Section 2.1 of the Plan.

   LVIII-2.1     CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to
                         Section 3.1 but not in excess of 16 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Subject to Section 4.1, the Company shall make Matching Company Contributions on behalf of each Participant who is a member of the Covered Group equal to 25 percent of the Salary Deferral Contributions made by such Participant. Such Matching Company Contributions shall be made on the first 4 percent of the Participant's Salary Deferral Contributions, and shall not exceed 1 percent of the Participant's Compensation.

   LVIII-3.1     WITHDRAWALS

                 (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group."

         4. New Special Appendix LIX shall be added to the Plan as follows, effective March 1, 2000:

                                 "PACKAGING CORPORATION OF AMERICA
                                  THRIFT PLAN FOR HOURLY EMPLOYEES
                                      SPECIAL APPENDIX LIX
                                       BOLIVAR, TENNESSEE

     LIX-1.1     ELIGIBILITY

                 (a) COVERED GROUP. Effective as of March 1, 2000, the Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Bolivar, Tennessee facility (Plant #320).

                 (b) ENROLLMENT IN PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with
                         Section 2.1 of the Plan.

     LIX-2.1     CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to
                         Section 3.1 but not in excess of 16 percent of his Compensation.

                 (b) MATCHING COMPANY CONTRIBUTIONS. Article IV of the Plan does not apply to the Covered Group.

     LIX-3.1     WITHDRAWALS

                 (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group."

         5. New Special Appendix LX shall be added to the Plan as follows, effective April 1, 2000:

                                  "PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN FOR HOURLY EMPLOYEES
                                         SPECIAL APPENDIX LX
                                          GAS CITY, INDIANA

      LX-1.1     ELIGIBILITY

                 (a) COVERED GROUP. Effective as of April 1, 2000, the Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Gas City, Indiana facility (Plan #323) who are covered by the collective bargaining agreement between the Company and the GMPP on behalf of Local No. 37.

                 (b) ENROLLMENT IN PLAN. A covered Employee shall be eligible to enroll in the Plan in accordance with
                         Section 2.1 of the Plan.

      LX-2.1     CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to
                         Section 3.1 but not in excess of 8 percent of his Compensation.

      LX-3.1     WITHDRAWALS

                 (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group."

         6. New Special Appendix LXI shall be added to the Plan as follows, effective June 1, 2000:

                                  "PACKAGING CORPORATION OF AMERICA
                                   THRIFT PLAN FOR HOURLY EMPLOYEES
                                         SPECIAL APPENDIX LXI
                                        GRAFTON, WEST  VIRGINIA


     LXI-1.1     ELIGIBILITY

                 (a) COVERED GROUP. Effective June 1, 2000, the Covered Group under this Special Appendix shall mean the hourly-rated Employees of the Company employed at its Grafton, West Virginia facility (Plant #325) who are covered by the collectively bargaining agreement between the Company and the PACE on behalf of Local No. 753.

                 (b) ENROLLMENT IN THE PLAN. A Covered Employee shall be eligible to enroll in the Plan in accordance with
                         Section 2.1 of the Plan.

     LXI-2.1     CONTRIBUTIONS

                 (a) SALARY DEFERRAL CONTRIBUTIONS. A Covered Employee may elect to reduce his Compensation pursuant to
                         Section 3.1 but not in excess of 8 percent of his Compensation.

     LXI-3.1     WITHDRAWALS

                 (a) HARDSHIP WITHDRAWALS. Section 6.6 of the Plan is not applicable to the Covered Group."

          IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Packaging Corporation of America causes these presents to be duly executed by its proper officer thereunto duly authorized this 29th day of February, 2000.

                                           PACKAGING CORPORATION OF AMERICA


                                           By: /s/     Andrea L. Davey
                                              --------------------------------

                                           Its:        VPHR
                                              --------------------------------

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